Administrative Office
4333 Edgewood Road NE
Cedar Rapids, IA 52499

February 29, 2012

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: Merrill Lynch Life Variable Annuity Separate Account C

Registration No. 333-73544

Commissioners:

Transamerica Advisors Life Insurance Company (“the Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2011, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Filings:

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund, SEC File No.: 811-03290

Transamerica Series Trust – Service Class

TA AllianceBernstein Dynamic Allocation VP, SEC File No: 811-04419

TA BlackRock Tactical Allocation VP, SEC File No: 811-04419

TA BlackRock Large Cap Value VP, SEC File No: 811-04419

TA JPMorgan Mid Cap Value VP, SEC File No: 811-04419

TA JPMorgan Enhanced Index VP, SEC File No: 811-04419

TA Jennison Growth VP, SEC File No: 811-04419

TA MFS International Equity VP, SEC File No: 811-04419

TA Morgan Stanley Active International Allocation VP, SEC File No: 811-04419

TA Morgan Stanley Mid-Cap Growth VP, SEC File No: 811-04419

TA Multi Managed Large Cap Core VP, SEC File No: 811-04419

TA PIMCO Total Return VP, SEC File No: 811-04419

TA T. Rowe Price Small Cap VP, SEC File No: 811-04419

TA WMC Diversified Growth VP, SEC File No: 811-04419

TA Systematic Small-Mid Cap Value VP, SEC File No: 811-04419

TA AEGON U.S. Government Securities VP, SEC File No: 811-04419

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

Transamerica Advisors Life Insurance Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Vice President